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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 1, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-16383                 95-4352386
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

                717 Texas Avenue
                   Suite 3100
                 Houston, Texas                                   77002
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

On September 1, 2005, the Company issued a press release announcing that Gryphon Exploration Company, the Company's exploration and production venture with Warburg Pincus, has been acquired by Woodside Energy (USA) Inc. The transaction generated net proceeds of $20.2 million to the Company. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number         Description
------         -----------

99.1           Press Release, dated September 1, 2005 (filed herewith)





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHENIERE ENERGY, INC.


         Date:  September 1, 2005          By:   /s/ Don A. Turkleson
                                                 --------------------
                                           Name: Don A. Turkleson
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


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EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.1     Press Release, dated September 1, 2005 (filed herewith)